UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2016

StoneMor Partners L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, PA		19053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 9, 2016, StoneMor Partners L.P. (the “Company”) issued a press release announcing its 2016 third quarter results. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On November 8, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors of StoneMor GP LLC, the general partner (the “General Partner”) of the Company, upon recommendation of management, concluded that the Company’s previously issued consolidated financial statements as of December 31, 2015 and 2014, for each of the three years ended December 31, 2015, as of March 31, 2016 and June 30, 2016 and for the quarters ended March 31, 2016 and June 30, 2016, as well as quarterly consolidated financial information for the years ended December 31, 2015 and 2014 should be restated to correct certain accounting errors described below. Accordingly, the above referenced financial statements and related reports of Deloitte & Touche LLP, the Company’s independent registered public accounting firm (“Deloitte”), should no longer be relied upon.

The Company has previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2016 (“September 2 Form 8-K”) that, on August 29, 2016, the Audit Committee, upon the recommendation of management, concluded that the Company’s previously issued consolidated financial statements for the above referenced periods should be restated to correct accounting errors related solely to the allocation of net income (loss) to the General Partner and limited partners and the presentation of “Net loss per limited partner unit” on the Company’s consolidated statements of operations and the capital accounts of the General Partner and limited partners within partners’ capital on the Company’s consolidated balance sheets.

Upon further review of the Company’s consolidated financial statements, the Company intends to make the following additional adjustments to its consolidated financial statements to correct accounting errors related to:

1)	The presentation of certain components of “Cemetery property”, “Property and equipment, net of accumulated depreciation”, “Goodwill and intangible assets”, “Deferred cemetery revenues, net”, “Merchandise liability”, “Accounts payable and accrued liabilities” and “Common limited partners’ interest”;

2)	The presentation of “Cemetery merchandise revenues”, “Cemetery service revenues”, and “Cost of goods sold” related to assumed performance obligations from acquisitions;

3)	The recording of incorrect amounts of investment revenues and expenses related to merchandise and perpetual care trusts on the consolidated statement of operations and the incorrect tracking of perpetual care-trusting obligations on the consolidated balance sheets;

4)	The recognition of incorrect amounts of revenue from deferred pre-acquisition contracts in the consolidated statement of operations based on inaccurate system inputs;

5)	Other adjustments principally relating to the recognition, accuracy and/or classification of certain amounts in “Deferred cemetery revenues, net”, “Merchandise liabilities”, and “Other current assets”; and

6)	The corresponding effect of the foregoing accounting errors on the Partnership’s income tax accounts.

As a result of the correction of all accounting errors noted herein, the Company’s net losses are expected to be decreased by approximately $1.0 million and $1.9 million in the years ended December 31, 2015 and 2014, respectively, and increased by approximately $0.6 million in the year ended December 31, 2013. In addition, the Company’s net losses for the three months ended March 31, 2016 and 2015 are expected to be decreased by approximately $0.2 million and $0.4 million, respectively. Lastly, the Company’s net losses for the three months ended June 30, 2016 and 2015 are expected to be decreased by approximately $0.4 million and $0.2 million, respectively, while the net losses for the six months ended June 30, 2016 and 2015 are expected to decrease by approximately $0.6 million and $0.6 million.

The Company is in the process of correcting the effect of the accounting errors discussed in September 2 Form 8-K and this Form 8-K by preparing amendments to its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, which are expected to be filed with the SEC upon completion of the ordinary course review by the Securities and Exchange Commission.

As part of the consideration of the above-described matters, the Company’s management has concluded that there were material weaknesses in the Company’s internal control over financial reporting as of December 31, 2015, and the Company’s disclosure controls and procedures for the affected periods referenced above were not effective.

Management and the Audit Committee discussed the matters disclosed in this Item 4.02(a) with Deloitte.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including, but not limited to, information regarding the Company’s restatement of its consolidated financial statements, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements, including, without limitation, risks relating to additional information arising from the Company’s restatement of its financial statements, the review and audit by the Company’s independent auditors of the Company’s prior financial statements, the Company’s ability to maintain an effective system of internal control over financial reporting and disclosure controls, and other risks described in the Company’s filings with the SEC. Except as required under applicable law, the Company assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated November 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC
its general partner

Date: November 9, 2016	By:	/S/ Sean P. McGrath
	Name:	Sean P. McGrath
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 9, 2016.